                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       ABBOTT LABORATORIES
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                             ABBOTT LABORATORIES
                                                                       NOTICE OF
                                                                  ANNUAL MEETING
                                                                 OF SHAREHOLDERS
                                                                             AND
                                                                 PROXY STATEMENT
                                                                            1995

   [LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-3500 U.S.A.

COVER:

WHEN RITA CHOY OF KOWLOON, HONG KONG, WAS PREGNANT WITH HER FIRST CHILD, SHE WAS UNABLE TO GAIN THE WEIGHT NEEDED TO ENSURE GOOD HEALTH. RITA'S DOCTOR RECOMMENDED ABBOTT'S FORMANCE-REGISTERED TRADEMARK-, A NUTRITIONAL SUPPLEMENT SPECIFICALLY DESIGNED FOR PREGNANT AND BREAST-FEEDING MOTHERS. FORMANCE HELPED RITA MEET HER TARGETED WEIGHT. STEPHANIE CHOY, SHOWN HERE WITH RITA IN HONG KONG'S TIGER BALM GARDEN, WAS BORN IN MAY 1994.

- --------------------------------------------------------------------------------

YOUR VOTE
IS IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN YOUR
PROXY IN THE ENCLOSED ENVELOPE.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at the corporation's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 28, 1995 at 9:00 a.m. for the following purposes:

(1) To elect thirteen directors to hold office until the next Annual Meeting or until their successors are elected (Item No. 1 on proxy card);

(2) To ratify the appointment of Arthur Andersen LLP as auditors of the corporation for 1995 (Item No. 2 on proxy card); and

(3) To transact such other business as may properly come before the meeting, including consideration of a shareholder proposal on infant formula, if such proposal is presented at the meeting.

The board of directors recommends that you vote FOR Items 1 and 2 on the proxy card. The board of directors OPPOSES the shareholder proposal and recommends that you vote AGAINST Item No. 3 on the proxy card.

The close of business March 2, 1995 has been fixed as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you.

By order of the board of directors.

JOSE M. DE LASA
SECRETARY
March 13, 1995

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
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ABBOTT LABORATORIES
PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Shareholders. The meeting will be held on April 28, 1995 at the corporation's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 13, 1995. The corporation will bear the cost of making solicitations from its shareholders and may enlist the help of banks and brokerage firms in soliciting proxies from their customers. The corporation will reimburse these institutions for out-of-pocket expenses. Proxies may also be solicited by mail or in person by directors, officers, or employees of the corporation and its subsidiaries. The corporation has also retained Georgeson & Company Inc. to aid in the solicitation of proxies, at an estimated cost of $13,000 plus reimbursement for reasonable out-of-pocket expenses.

- --------------------------------------------------

VOTING SECURITIES AND RECORD DATE

Shareholders of record at the close of business on March 2, 1995 will be entitled to notice of, and to vote at, the Annual Meeting. As of January 31, 1995, the corporation had 801,879,751 outstanding common shares, which are the only outstanding voting securities.

- --------------------------------------------------

VOTING OF PROXIES

A shareholder may vote in person, by a duly executed proxy, or through an authorized representative. The bylaws provide that a shareholder may authorize no more than three persons as proxies to attend and vote at the meeting. Proxies may be revoked at any time prior to the meeting. This may be done by written notice delivered to the secretary of the corporation, or by signing and delivering a proxy with a later date.

All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees as the shareholder desires. Nominees who receive the greatest number of votes will be elected.

Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive

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1
to elect the 13 nominees hereinafter named. These shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 13 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

Where a shareholder has specified a choice for or against either the ratification of Arthur Andersen LLP as auditors or the shareholder proposal, or has abstained on these matters, the shares represented by the proxy will be voted as specified. Where no choice has been specified, the proxy will be voted FOR ratification of Arthur Andersen LLP as auditors, and AGAINST the shareholder proposal.

A majority of the outstanding shares, entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker or bank is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on such matter, although these shares may be considered present and entitled to vote for other purposes. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

The favorable vote of a majority of the shares represented at the meeting and entitled to vote on these matters are required for approval of these matters. Abstentions and withheld votes have the effect of votes against a matter.

It is the corporation's policy that all proxies, ballots and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed except: (i) where disclosure may be required by law or regulation,
(ii) where disclosure may be necessary in order for the corporation to assert or defend claims, (iii) where a shareholder writes comments on his or her proxy card, (iv) where a shareholder expressly requests disclosure, (v) to allow the inspectors of election to certify the results of a vote, or (vi) in limited circumstances such as a contested election or proxy solicitation not approved and recommended by the board of directors.

The inspectors of election and the tabulators of all proxies, ballots and voting tabulations that identify shareholders are independent and are not employees of the corporation.

The board of directors is not aware of any other issue to be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

- --------------------------------------------------

INFORMATION CONCERNING SECURITY OWNERSHIP

On January 31, 1995, the Abbott Laboratories Stock Retirement Trust, c/o Abbott Laboratories, 100 Abbott Park Road, Abbott Park, Illinois 60064-3500, held 65,804,166 common shares (approximately 8.2 percent of the outstanding common shares) of the corporation. These shares were held for the individual accounts of approximately 35,431 employees and other plan participants who participate in the Abbott Laboratories Stock Retirement Plan. The trustees of the Stock Retirement Trust are G. P. Coughlan, T. C. Freyman, and E. M. Walvoord, officers of the corporation. The trustees share voting power with respect to the shares owned by the Trust. The trustees must solicit and follow voting instructions from the participants, if the trustees determine that a matter to be voted on at a shareholder meeting could materially affect the interests of participants. The individual participants have investment power over these shares, as provided by the terms of the Trust. The Trust Agreement is of unlimited duration.

- --------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors, which held six meetings in 1994, has five committees established in the corporation's bylaws: the executive committee, audit committee, compensation committee, nominations committee, and board affairs committee.

The executive committee, whose members are D. L. Burnham, chairman, H. L. Fuller, W. D. Smithburg, J. R. Walter, and W. L. Weiss, did not hold any meetings in 1994. This committee may exercise all the authority of the board in the management of the corporation, except for matters expressly reserved by law for board action.

The audit committee, whose members are J. R. Walter, chairman, H. L. Fuller, The Lord Hayhoe PC, A. F. Jacobson, D. A. Jones, and W. A. Reynolds, held two meetings in 1994. This committee provides advice and assistance regarding accounting, auditing, and financial reporting practices of the corporation. Each year, it recommends to the board a firm of independent

- --------------------------------------------------------------------------------
public accountants to serve as auditors. The audit committee reviews with such auditors the scope and results of their audit, fees for services, and independence in servicing the corporation. The committee also meets with the corporation's internal auditors to evaluate the effectiveness of the work they perform.

The compensation committee, whose members are W. D. Smithburg, chairman, K. F. Austen, H. L. Fuller, A. F. Jacobson, B. Powell, Jr., A. B. Rand, J. R. Walter, and W. L. Weiss held two meetings in 1994. This committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The nominations committee, whose members are W. A. Reynolds, chairman, K. F. Austen, D. A. Jones, B. Powell, Jr., A. B. Rand, W. D. Smithburg, and W. L. Weiss, held two meetings in 1994. This committee develops general criteria regarding the qualifications and selection of board members and officers, and recommends candidates for such positions to the board of directors. A shareholder may recommend persons as potential nominees for director or directly nominate persons for director by complying with the procedures on page 15.

The board affairs committee, whose members are W. L. Weiss, chairman, K. F. Austen, H. L. Fuller, The Lord Hayhoe PC, A. F. Jacobson, and D. A. Jones was created in December of 1994 and held no meetings in 1994. J. M. de Lasa is the secretary of this committee. This committee is responsible for advising the board of directors with respect to the conduct of the board activities.

The average attendance of all directors at board and committee meetings in 1994 was 97 percent.

- --------------------------------------------------

INFORMATION CONCERNING NOMINEES FOR DIRECTORS
(ITEM NO. 1 ON PROXY CARD)

Thirteen directors are to be elected to hold office until the next Annual Meeting or until their successors are elected. All of the nominees are currently serving as directors.

- --------------------------------------------------------------------------------
3

- ----------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS

- --------------------------------------------------------------------------------------------------------

                          K. FRANK AUSTEN, M.D.                 AGE 66                 DIRECTOR SINCE 1983
                          PROFESSOR OF MEDICINE, HARVARD MEDICAL SCHOOL, BOSTON, MASSACHUSETTS
                          DR. AUSTEN IS CHAIRMAN OF THE DEPARTMENT OF RHEUMATOLOGY AND IMMUNOLOGY AT
                          BRIGHAM AND WOMEN'S HOSPITAL IN BOSTON, IN ADDITION TO SERVING AS PROFESSOR OF
                          MEDICINE ON THE FACULTY OF HARVARD MEDICAL SCHOOL. DR. AUSTEN IS A DIRECTOR OF
                          HUMANA INC. AND APPLIED IMMUNE SCIENCES, INC., AND A MEMBER OF THE NATIONAL
                          ACADEMY OF SCIENCES AND OF THE AMERICAN ACADEMY OF ARTS AND SCIENCES. HE HAS
                          SERVED AS PRESIDENT OF THE AMERICAN ASSOCIATION OF IMMUNOLOGISTS, THE AMERICAN
                          ACADEMY OF ALLERGY AND IMMUNOLOGY, AND THE ASSOCIATION OF AMERICAN PHYSICIANS.
- -----------------------------------------------------------------------------------------------------------

                          DUANE L. BURNHAM                  AGE 53                  DIRECTOR SINCE 1985
                          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, ABBOTT LABORATORIES
                          MR. BURNHAM JOINED ABBOTT IN 1982. HE WAS ELECTED VICE CHAIRMAN IN 1986, CHIEF
                          EXECUTIVE OFFICER IN 1989, AND CHAIRMAN OF THE BOARD IN 1990. MR. BURNHAM
                          RECEIVED BOTH HIS UNDERGRADUATE AND M.B.A. DEGREES FROM THE UNIVERSITY OF
                          MINNESOTA. HE SERVES AS A DIRECTOR OF SARA LEE CORPORATION, THE LYRIC OPERA OF
                          CHICAGO, AND THE HEALTHCARE LEADERSHIP COUNCIL; AS A TRUSTEE OF NORTHWESTERN
                          UNIVERSITY AND THE MUSEUM OF SCIENCE AND INDUSTRY; AS A MEMBER OF THE BUSINESS
                          ROUNDTABLE; AND AS CHAIRMAN OF THE EMERGENCY COMMITTEE FOR AMERICAN TRADE.
- -----------------------------------------------------------------------------------------------------------

                          H. LAURANCE FULLER                   AGE 56                   DIRECTOR SINCE 1988
                          CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, AMOCO CORPORATION, CHICAGO,
                          ILLINOIS (INTEGRATED PETROLEUM AND CHEMICALS COMPANY)
                          MR. FULLER WAS ELECTED PRESIDENT OF AMOCO CORPORATION IN 1983, AND CHAIRMAN,
                          PRESIDENT, AND CHIEF EXECUTIVE OFFICER IN 1991. HE IS A MEMBER OF AMOCO
                          CORPORATION'S EXECUTIVE COMMITTEE AND HAS BEEN A DIRECTOR OF AMOCO SINCE 1981,
                          WHEN HE BECAME EXECUTIVE VICE PRESIDENT. FROM 1978 UNTIL 1981, MR. FULLER WAS
                          PRESIDENT OF AMOCO OIL COMPANY, WHICH WAS RESPONSIBLE FOR AMOCO CORPORATION'S
                          PETROLEUM REFINING, MARKETING, AND TRANSPORTATION OPERATIONS. HE IS A DIRECTOR OF
                          THE CHASE MANHATTAN CORPORATION AND THE CHASE MANHATTAN BANK, N.A., MOTOROLA,
                          INC., THE AMERICAN PETROLEUM INSTITUTE, AND THE REHABILITATION INSTITUTE OF
                          CHICAGO; AND A TRUSTEE OF THE ORCHESTRAL ASSOCIATION AND NORTHWESTERN UNIVERSITY.
- -----------------------------------------------------------------------------------------------------------

                          THE LORD HAYHOE PC                 AGE 69                 DIRECTOR SINCE 1989
                          BRITISH MEMBER OF PARLIAMENT, LONDON, UNITED KINGDOM
                          BERNARD HAYHOE IS A BRITISH CITIZEN. CREATED A LIFE PEER IN AUGUST 1992 AND NOW A
                          MEMBER OF THE HOUSE OF LORDS, HE WAS AN ELECTED MEMBER OF THE U.K. HOUSE OF
                          COMMONS 1970-92. HE WAS APPOINTED A PRIVY COUNCILLOR IN 1985. HE SERVED IN THE
                          BRITISH GOVERNMENT AS MINISTER OF HEALTH, TREASURY MINISTER OF STATE, CIVIL
                          SERVICE MINISTER, AND ARMY MINISTER DURING THE YEARS 1979 TO 1986. LORD HAYHOE IS
                          A FELLOW OF THE INSTITUTION OF MECHANICAL ENGINEERS AND AN HONORARY FELLOW OF
                          BIRKBECK COLLEGE, LONDON, AND A DIRECTOR OF THE PORTMAN BUILDING SOCIETY. HE
                          BECAME CHAIRMAN OF THE GUYS AND ST. THOMAS HOSPITAL, LONDON IN APRIL, 1993.

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                                                                               4

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                            THOMAS R. HODGSON                  AGE 53                  DIRECTOR SINCE 1985
                            PRESIDENT AND CHIEF OPERATING OFFICER, ABBOTT LABORATORIES
                            MR. HODGSON JOINED ABBOTT IN 1972. HE WAS ELECTED EXECUTIVE VICE PRESIDENT IN 1985, AND
                            PRESIDENT AND CHIEF OPERATING OFFICER IN 1990. MR. HODGSON HAS A B.S. DEGREE FROM PURDUE
                            UNIVERSITY, AN M.S.E. DEGREE IN CHEMICAL ENGINEERING FROM THE UNIVERSITY OF MICHIGAN, AN
                            M.B.A. DEGREE FROM HARVARD BUSINESS SCHOOL, AND WAS AWARDED AN HONORARY DOCTORATE OF
                            ENGINEERING FROM PURDUE UNIVERSITY. HE SERVES AS TRUSTEE OF RUSH-PRESBYTERIAN-ST. LUKE'S
                            MEDICAL CENTER AND ON THE COLLEGE OF ENGINEERING NATIONAL ADVISORY BOARD AT THE UNIVERSITY
                            OF MICHIGAN.
- --------------------------------------------------------------------------------------------------------------------

                            ALLEN F. JACOBSON                   AGE 68                   DIRECTOR SINCE 1993
                            RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, MINNESOTA MINING & MANUFACTURING COMPANY,
                            ST. PAUL, MINNESOTA (MANUFACTURER OF INDUSTRIAL, IMAGING AND HEALTH CARE PRODUCTS)
                            MR. JACOBSON SERVES AS A DIRECTOR OF MINNESOTA MINING & MANUFACTURING COMPANY; HE SERVED
                            AS CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER FROM 1986 TO 1991. MR. JACOBSON ALSO
                            SERVES AS A DIRECTOR OF SARA LEE CORPORATION, DELUXE CORPORATION, MOBIL CORPORATION,
                            NORTHERN STATES POWER COMPANY, POTLATCH CORPORATION, PRUDENTIAL INSURANCE COMPANY, SILICON
                            GRAPHICS, INC., US WEST, INC., AND VALMONT INDUSTRIES, INC. HE IS A MEMBER OF THE NATIONAL
                            ACADEMY OF ENGINEERING.
- --------------------------------------------------------------------------------------------------------------------

                            DAVID A. JONES                    AGE 63                    DIRECTOR SINCE 1982
                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER, HUMANA INC., LOUISVILLE, KENTUCKY (HEALTH PLAN
                            BUSINESS)
                            MR. JONES IS CO-FOUNDER OF HUMANA INC. AND HAS BEEN CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            SINCE ITS ORGANIZATION IN 1961. HE RECEIVED A B.S. DEGREE FROM THE UNIVERSITY OF
                            LOUISVILLE AND A J.D. DEGREE FROM YALE UNIVERSITY.
- --------------------------------------------------------------------------------------------------------------------

                            BOONE POWELL, JR.                   AGE 58                   DIRECTOR SINCE 1985
                            PRESIDENT AND CHIEF EXECUTIVE OFFICER, BAYLOR HEALTH CARE SYSTEM AND BAYLOR UNIVERSITY
                            MEDICAL CENTER, AND VICE PRESIDENT, BAYLOR UNIVERSITY, DALLAS, TEXAS
                            MR. POWELL HAS BEEN ASSOCIATED WITH BAYLOR UNIVERSITY MEDICAL CENTER SINCE 1980 WHEN HE
                            WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER. PRIOR TO JOINING BAYLOR, HE WAS PRESIDENT
                            OF HENDRICK MEDICAL CENTER IN ABILENE, TEXAS. MR. POWELL SERVES AS AN ACTIVE MEMBER OF
                            VOLUNTARY HOSPITALS OF AMERICA. HE IS A DIRECTOR OF COMERICA BANK-TEXAS, PHYSICIAN
                            RELIANCE NETWORK AND CABLE HEALTHCARE AND A FELLOW OF THE AMERICAN COLLEGE OF HEALTH CARE
                            EXECUTIVES. MR. POWELL IS A GRADUATE OF BAYLOR UNIVERSITY. HE RECEIVED A MASTER'S DEGREE
                            IN HOSPITAL ADMINISTRATION FROM THE UNIVERSITY OF CALIFORNIA AND HAS BEEN AWARDED FIVE
                            HONORARY DOCTORATE DEGREES.

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5

- --------------------------------------------------------------------------------------------------------------------

                            ADDISON BARRY RAND                  AGE 50                  DIRECTOR SINCE 1992
                            EXECUTIVE VICE PRESIDENT, XEROX CORPORATION, STAMFORD, CONNECTICUT (DOCUMENT PROCESSING,
                            INSURANCE AND FINANCIAL SERVICES COMPANY)
                            MR. RAND JOINED XEROX CORPORATION IN 1968. HE WAS ELECTED A CORPORATE OFFICER IN 1985,
                            NAMED PRESIDENT OF THE COMPANY'S U.S. MARKETING GROUP IN 1986, AND APPOINTED TO HIS
                            PRESENT POSITION IN 1992. MR. RAND EARNED A BACHELOR'S DEGREE FROM AMERICAN UNIVERSITY AND
                            MASTER'S DEGREES IN BUSINESS ADMINISTRATION AND MANAGEMENT SCIENCES FROM STANFORD
                            UNIVERSITY. HE HAS ALSO BEEN AWARDED SEVERAL HONORARY DOCTORATE DEGREES. MR. RAND SERVES
                            AS A DIRECTOR OF AMERITECH CORPORATION AND HONEYWELL, INC. HE IS ALSO A MEMBER OF THE
                            BOARD OF OVERSEERS OF THE ROCHESTER PHILHARMONIC ORCHESTRA AND A MEMBER OF THE STANFORD
                            UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADVISORY COUNCIL. IN 1993 HE WAS ELECTED TO THE
                            NATIONAL SALES/MARKETING HALL OF FAME.
- --------------------------------------------------------------------------------------------------------------------

                            W. ANN REYNOLDS, PH.D.                AGE 57                DIRECTOR SINCE 1980
                            CHANCELLOR, THE CITY UNIVERSITY OF NEW YORK, NEW YORK, NEW YORK
                            DR. REYNOLDS WAS APPOINTED CHANCELLOR OF THE CITY UNIVERSITY OF NEW YORK IN 1990, AFTER
                            SERVING AS CHANCELLOR OF THE CALIFORNIA STATE UNIVERSITY SINCE 1982. PRIOR TO THAT, DR.
                            REYNOLDS SERVED AS CHIEF ACADEMIC OFFICER OF OHIO STATE UNIVERSITY AND ASSOCIATE VICE
                            CHANCELLOR FOR RESEARCH AND DEAN OF THE GRADUATE COLLEGE OF THE UNIVERSITY OF ILLINOIS
                            MEDICAL CENTER. SHE ALSO HELD APPOINTMENTS AS PROFESSOR OF ANATOMY, RESEARCH PROFESSOR OF
                            OBSTETRICS AND GYNECOLOGY, AND ACTING ASSOCIATE DEAN FOR ACADEMIC AFFAIRS AT THE
                            UNIVERSITY OF ILLINOIS COLLEGE OF MEDICINE. DR. REYNOLDS IS A GRADUATE OF EMPORIA STATE
                            UNIVERSITY (KANSAS) AND HOLDS M.S. AND PH.D. DEGREES IN ZOOLOGY FROM THE UNIVERSITY OF
                            IOWA. SHE IS ALSO A DIRECTOR OF HUMANA INC., MAYTAG CORPORATION, AND OWENS-CORNING
                            FIBERGLAS CORP.
- --------------------------------------------------------------------------------------------------------------------

                            WILLIAM D. SMITHBURG                 AGE 56                 DIRECTOR SINCE 1982
                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER, THE QUAKER OATS COMPANY, CHICAGO, ILLINOIS
                            (DIVERSIFIED FOOD MANUFACTURER AND MARKETER)
                            MR. SMITHBURG JOINED QUAKER OATS IN 1966 AND BECAME PRESIDENT OF THE FOODS DIVISION IN
                            1975. HE WAS ELECTED EXECUTIVE VICE PRESIDENT, U.S. GROCERY PRODUCTS IN 1976, PRESIDENT
                            AND CHIEF EXECUTIVE OFFICER IN 1981, AND CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN 1983, AND
                            ALSO SERVED AS PRESIDENT FROM NOVEMBER 1990 TO JANUARY 1993. MR. SMITHBURG WAS ELECTED TO
                            THE QUAKER BOARD IN 1978 AND SERVES ON ITS EXECUTIVE COMMITTEE. HE IS ALSO A DIRECTOR OF
                            NORTHERN TRUST CORPORATION, CORNING INCORPORATED, AND PRIME CAPITAL CORP. HE IS A MEMBER
                            OF THE BOARD OF TRUSTEES OF NORTHWESTERN UNIVERSITY AND A DIRECTOR OF NORTHWESTERN
                            MEMORIAL CORPORATION. MR. SMITHBURG EARNED A B.S. DEGREE FROM DEPAUL UNIVERSITY AND AN
                            M.B.A. DEGREE FROM NORTHWESTERN UNIVERSITY.
- --------------------------------------------------------------------------------------------------------------------

                            JOHN R. WALTER                    AGE 48                    DIRECTOR SINCE 1990
                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER, R.R. DONNELLEY & SONS COMPANY, CHICAGO, ILLINOIS
                            (PRINTING COMPANY)
                            MR. WALTER JOINED R.R. DONNELLEY & SONS COMPANY IN 1969 AND WAS NAMED GROUP PRESIDENT IN
                            1985 AND EXECUTIVE VICE PRESIDENT IN 1986. HE WAS ELECTED PRESIDENT IN 1987 AND CHAIRMAN
                            OF THE BOARD AND CHIEF EXECUTIVE OFFICER IN 1989. MR. WALTER WAS ELECTED TO THE DONNELLEY
                            BOARD IN 1987 AND IS CHAIRMAN OF ITS EXECUTIVE COMMITTEE. HE HOLDS A BACHELOR'S DEGREE
                            FROM MIAMI UNIVERSITY OF OHIO. MR. WALTER SERVES AS A DIRECTOR OF DAYTON HUDSON
                            CORPORATION, DEERE & COMPANY, EVANSTON (ILLINOIS) HOSPITAL, AND AS A TRUSTEE OF THE
                            ORCHESTRAL ASSOCIATION AND NORTHWESTERN UNIVERSITY.

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                                                                               6

- --------------------------------------------------------------------------------------------------------------------

                            WILLIAM L. WEISS                   AGE 65                   DIRECTOR SINCE 1984
                            CHAIRMAN EMERITUS, AMERITECH CORPORATION, CHICAGO, ILLINOIS (TELECOMMUNICATIONS COMPANY)
                            IN 1983, MR. WEISS BECAME CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF AMERITECH CORPORATION
                            AND SERVED IN THAT CAPACITY UNTIL JANUARY 1994 WHEN HE WAS NAMED CHAIRMAN OF THE BOARD. HE
                            HAS BEEN CHAIRMAN EMERITUS SINCE MAY 1994. PRIOR TO THAT, HE WAS CHAIRMAN AND CHIEF
                            EXECUTIVE OFFICER (1982-83) AND PRESIDENT AND CHIEF EXECUTIVE OFFICER (1981-82) OF
                            ILLINOIS BELL TELEPHONE COMPANY. PREVIOUSLY, HE WAS PRESIDENT OF INDIANA BELL TELEPHONE
                            COMPANY (1978-81) AND SERVED IN VARIOUS OTHER CAPACITIES WITH THE BELL SYSTEM. MR. WEISS
                            IS A DIRECTOR OF THE QUAKER OATS COMPANY, MERRILL LYNCH & CO., INC., AND TENNECO
                            CORPORATION. HE IS ALSO A TRUSTEE OF NORTHWESTERN UNIVERSITY, THE PENNSYLVANIA STATE
                            UNIVERSITY, THE ORCHESTRAL ASSOCIATION, THE LYRIC OPERA OF CHICAGO, AND THE MUSEUM OF
                            SCIENCE AND INDUSTRY. HE SERVES AS CHAIRMAN OF THE BOARD OF GOVERNORS FOR THE CHICAGO
                            CENTRAL AREA CIRCULATOR, A PROJECT TO BUILD A MODERN, LIGHT RAIL TRANSPORTATION SYSTEM FOR
                            DOWNTOWN CHICAGO.

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
7

- --------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

Report of the Compensation Committee

The compensation committee of the board of directors is composed entirely of directors who have never been employees of the corporation. The committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The foundation of the executive compensation program is based on principles designed to align compensation with the corporation's business strategy, values and management initiatives. The program:

    - Integrates compensation programs with both the corporation's annual and long-term strategic planning and measurement processes.

    - Supports a performance-oriented environment that rewards actual performance that is related to both goals and performance of the corporation as compared to that of industry performance levels.

    - Helps attract and retain key executives critical to the long-term success of the corporation.

The key components of the compensation program are base salary, annual incentive award, and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn above average rewards when merited by individual and corporate performance.

The marketplace is defined by comparing the corporation to a group of major corporations with similar characteristics, including industry and technology emphasis. These companies are included in the Standard and Poor's Healthcare Composite Index. A select group of non-healthcare companies chosen for size and performance comparability to the corporation is used as a secondary source of comparison.

Using compensation survey data from the comparison groups, a target for total compensation and each of its elements -- base, incentive, and equity-based compensation -- is established. The intent is to deliver total compensation that will be in the upper range of pay practices of peer companies when merited by the corporation's performance. To achieve this objective, a substantial portion of executive pay is delivered through performance-related variable compensation programs which are based upon achievement of the corporation's goals. Each year the committee reviews the elements of executive compensation to ensure that the total compensation program, and each of its elements, meets the overall objectives discussed above.

In 1994, total compensation was paid to executives based on individual performance and on the extent to which the business plans for their areas of responsibility were achieved or exceeded. On balance, performance goals were substantially met or exceeded and therefore compensation was paid accordingly.

Base compensation was determined by an assessment of each executive's performance, current salary in relation to the salary range designated for the job, experience, and potential for advancement as well as by the performance of the corporation. While many aspects of performance can be measured in financial terms, the committee also evaluated the success of the management team in areas of performance that cannot be measured by traditional accounting tools, including the development and execution of strategic plans, the development of management and employees, and the exercise of leadership within the industry and in the communities that Abbott serves. All of these factors were collectively taken into account by management and the compensation committee in determining the appropriate level of base compensation and annual increases.

The Abbott Management Incentive Plan is designed to reward executives when the corporation achieves certain financial objectives and when each executive's area of responsibility meets its predetermined goals. These goals include financial elements such as profitability, total sales, and earnings per common share and non-financial elements such as the achievement of selected strategic goals and the successful development of human resources. Each year individual incentive targets are established for incentive plan participants based on competitive survey data from the group of companies discussed above. As noted above, targets are set to deliver total compensation between the mid and upper range of competitive practice as warranted by corporate performance. For 1994, 40% of the target award was earned for achievement of the corporation's earnings per common share goal. The remainder of the targeted incentive was earned based on the committee's overall assessment of each participant's achievement of the predetermined goals discussed above.

The corporation has provided forms of equity participation as a key part of its total program for motivating and rewarding executives and managers for many years. Grants of stock options and restricted stock

- --------------------------------------------------------------------------------
have provided an important part of the equity link to shareholders. Through these vehicles, the corporation has encouraged its executives to obtain and hold the corporation's stock. Targeted award ranges for stock options and restricted stock opportunities are determined taking into account competitive practice among the comparison companies noted above. Equity participation targets are set based on established salary ranges and level of performance. As noted above, the target ranges are established such that equity participation opportunities will be in the mid-to-upper range of pay practices of peer companies when merited by corporation and individual performance. Actual individual awards are determined based on the established competitive target range and the committee's overall assessment of individual performance. The committee considers the amounts of options and restricted stock previously granted and the aggregate size of current awards in deciding to award additional options and restricted stock.

In 1994, the committee granted Mr. Burnham, the corporation's Chairman and Chief Executive Officer, a base salary increase of 2.8% which was consistent with the corporation's established merit increase program. As reflected in the corporation's financial statements, Abbott's performance in 1994 included 8.9% growth in sales, and 10.7% growth in earnings per common share. In light of this performance and their overall assessment of his performance, the committee determined to grant Mr. Burnham a 10.3% increase in bonus and a stock option grant.

It is the committee's policy to establish and maintain compensation programs for executive officers which operate in the best interests of the corporation and its stockholders in achieving the corporation's long-term business objectives. To that end, the committee will continue to assess the impact of the Omnibus Budget Reconciliation Act of 1993 on its executive compensation strategy and take action to assure that appropriate levels of deductibility are maintained.

COMPENSATION COMMITTEE

W. D. Smithburg, chairman, K. F. Austen, H. L. Fuller, A. F. Jacobson, B. Powell, Jr., A. B. Rand, J. R. Walter, and W. L. Weiss.

- --------------------------------------------------------------------------------
9

- --------------------------------------------------------------------------------

Summary Compensation Table

The following table summarizes compensation earned in 1994, 1993 and 1992 by the Chief Executive Officer and the four other most highly paid executive officers (the "named officers") in 1994.

                                              Annual Compensation         Long-term Compensation
                                        --------------------------------  ----------------------
                                                                Other     Restricted    Securities
                                                                Annual       Stock      Underlying   All Other
Name and                                 Salary                Compen-     Award(s)     Options/     Compen-
Principal Position                Year   ($)(1)    Bonus ($)  sation ($)    ($)(2)      SARs (#)  sation ($)(5)
- ---------------------------------------------------------------------------------------------------------------
Duane L. Burnham                  1994  $794,269   $800,000   $ 207,556   $      0      195,000   $    25,471
Chairman of the Board,            1993   772,615    725,000     192,449    787,500(3)   195,000        24,306
Chief Executive Officer and
Director                          1992   761,535    682,500      64,592    823,125(4)   120,000         6,078
- ---------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                 1994   569,438    650,000      58,311          0      130,002        18,847
President,                        1993   554,146    605,000      62,036    472,500(3)   130,002        17,857
Chief Operating Officer and
Director                          1992   512,063    550,000      31,303    548,750(4)    70,008         6,226
- ---------------------------------------------------------------------------------------------------------------
Paul N. Clark                     1994   342,692    390,000       1,100          0            0        10,920
Senior Vice President             1993   332,692    362,500       7,552          0            0         8,722
Pharmaceutical Operations         1992   330,252    340,000       6,369    329,250(4)    84,024         6,048
- ---------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                  1994   406,923    380,000      40,684          0            0        12,715
Senior Vice President, Finance    1993   395,385    360,000      27,627          0            0        12,220
and Chief Financial Officer       1992   393,525    330,000      13,255    329,250(4)    81,324         5,959
- ---------------------------------------------------------------------------------------------------------------
David A. Thompson                 1994   352,692    400,000      55,602          0            0        11,963
Senior Vice President             1993   342,692    385,000      45,629          0            0        11,274
Strategic Improvement Processes   1992   340,608    385,000      18,436    329,250(4)    84,024         6,345
- ---------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) The 1994 and 1993 amounts reflect 26 two-week pay periods. The 1992 amounts reflect 27 two-week pay periods.

(2) The number and value of restricted shares held, respectively, as of December 31, 1994 were as follows: D. L. Burnham - 68,000/$2,218,500; T. R. Hodgson - 37,600/$1,226,700; P. N. Clark - 16,000/$522,000; G. P. Coughlan
     -28,800/$939,600;  and  D.  A.  Thompson  -  16,000/$522,000.  The officers receive all dividends paid on these shares.

(3) The number of shares covered by these awards are 30,000 for D. L. Burnham and 18,000 for T. R. Hodgson. These awards vest in three equal installments on January 10, 1994, 1995 and 1996.

(4) The number of shares covered by these awards and the number of shares vested, respectively, are as follows: D. L. Burnham - 30,000/6,000; T. R. Hodgson - 20,000/4,000; P. N. Clark - 12,000/2,400; G. P. Coughlan -
     12,000/2,400; and D. A. Thompson - 12,000/2,400. The remaining shares covered by the awards vest five years from the date of grant.

(5) Employer contributions made to the Stock Retirement Plan and made or accrued with respect to the 401(k) Supplemental Plan.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Stock Options

The following tables summarize the named officers' stock option activity during 1994.

                     Option/SAR Grants in Last Fiscal Year

                                        Individual Grants
- -------------------------------------------------------------------------------------------------
                                                                               Exercise
                                                        % of Total Options/      or
                                Number of Securities      SARs Granted to       Base
                                 Underlying Options/    Employees in Fiscal    Price   Expiration
Name                             SARs Granted (#)(1)            Year           ($/Sh.)  Date (2)
- -------------------------------------------------------------------------------------------------
Duane L. Burnham                        195,000                   10.3%        $28.64   04/29/04
- -------------------------------------------------------------------------------------------------
Thomas R. Hodgson                       130,002                    6.9          28.64   04/29/04
- -------------------------------------------------------------------------------------------------
Paul N. Clark                                 0                    0.0          N/A       N/A
- -------------------------------------------------------------------------------------------------
Gary P. Coughlan                              0                    0.0          N/A       N/A
- -------------------------------------------------------------------------------------------------
David A. Thompson                             0                    0.0          N/A       N/A
- -------------------------------------------------------------------------------------------------

Gain for all Shareholders at
Assumed Rates for Appreciation
(4):
- -------------------------------------------------------------------------------------------------


- ------------------------------    Potential Realized Value at
                                 Assumed Annual Rates of Stock
                                 Price Appreciation for Option
                                           Term (3):
                                --------------------------------
Name                                      5% ($)         10% ($)
- ------------------------------
Duane L. Burnham                      $3,512,251      $8,900,733
- ------------------------------
Thomas R. Hodgson                      2,341,536       5,933,913
- ------------------------------
Paul N. Clark                                N/A             N/A
- ------------------------------
Gary P. Coughlan                             N/A             N/A
- ------------------------------
David A. Thompson                            N/A             N/A
- ------------------------------
Gain for all Shareholders at
Assumed Rates for Appreciation
(4):                             $16,481,442,069  $41,767,210,134
- --------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) Limited stock appreciation rights have been granted in tandem with these options. These rights are only exercisable for sixty days following a change in control of the corporation. Upon exercise, the optionee must surrender the related option and will receive a payment, in cash, in an amount equal to the difference between the option's price and the fair market value of the shares subject to the option.

(2) One-third of the shares covered by these options are exercisable after one year; two-thirds after two years; and all after three years.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price.

(4) Amounts were determined using total shares outstanding at December 31, 1994 of 803,279,722 and December 31, 1994 closing market price of $32.625 per share.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-end Option/SAR Values

                                                                         Number of
                                                                        Securities
                                                                        Underlying        Value of Unexercised
                                                                        Unexercised           In-the-Money
                                                                      Options/SARs at        Options/SARs at
                                                                        FY-end (#)             FY-end ($)
                                Shares Acquired   Value Realized       Exercisable/           Exercisable/
Name                            on Exercise (#)         ($)            Unexercisable          Unexercisable
- ----------------------------------------------------------------------------------------------------------------
Duane L. Burnham                           0         $       0       271,670 / 405,000   $2,369,746 / $1,794,575
- ----------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                          0                 0       136,672 / 263,342      918,450 /  1,188,901
- ----------------------------------------------------------------------------------------------------------------
Paul N. Clark                              0                 0       162,728 /  56,016    2,313,863 /     10,363
- ----------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                           0                 0       107,110 /  54,216    1,010,243 /     10,030
- ----------------------------------------------------------------------------------------------------------------
David A. Thompson                          0                 0       239,376 /  56,016    3,985,937 /     10,363
- ----------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Annuity Retirement Plan

The corporation and certain subsidiaries maintain a defined benefit pension plan known as the Abbott Laboratories Annuity Retirement Plan covering most employees in the United States, age 21 or older. Pension benefits are generally based on service and eligible earnings for the 60 consecutive months within the final 120 months of employment for which eligible earnings were highest. Pension benefits are partially offset for Social Security benefits.

The following table shows the estimated annual benefits payable to employees upon normal retirement. The amounts shown are computed on a straight life annuity basis without giving effect to Social Security off-sets and include supplemental benefits under a nonqualified supplemental pension plan. The compensation considered in determining the pensions payable to the named officers is the compensation shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page 10.

- --------------------------------------------------------------------------------
11

- --------------------------------------------------------------------------------

Pension Plan Table

                                 Years of Service
- -------------  -----------------------------------------------------
Remuneration      15         20         25         30         35
- -------------  -----------------------------------------------------
$    700,000   $ 236,250  $ 315,000  $ 367,500  $ 388,500  $ 388,500
     900,000     303,750    405,000    472,500    499,500    499,500
   1,100,000     371,250    495,000    577,500    610,500    610,500
   1,300,000     438,750    585,000    682,500    721,500    721,500
   1,500,000     506,250    675,000    787,500    832,500    832,500
   1,700,000     573,750    765,000    892,500    943,500    943,500
   1,900,000     641,250    855,000    997,500  1,054,500  1,054,500
   2,100,000     708,750    945,000  1,102,500  1,165,500  1,165,500
- -------------  -----------------------------------------------------

The table above covers the aggregate pension accrued under both the Annuity Retirement Plan and the supplemental pension plan. Pensions accrued under the Annuity Retirement Plan are funded through the Abbott Laboratories Annuity Retirement Trust, established on behalf of all participants in that plan. Pensions accrued under the nonqualified supplemental pension plan with present values exceeding $100,000 are funded through individual trusts established on behalf of the participants in that plan. During 1994, the following amounts, less applicable tax withholdings, were deposited in such individual trusts established on behalf of the named officers: D. L. Burnham, $78,775; T. R. Hodgson, $81,677; P. N. Clark, $3,284; and D. A. Thompson, $59,768. As of December 31, 1994, the years of service credited under the Plan for the named officers were as follows: D. L. Burnham - 12; T. R. Hodgson - 22; P. N. Clark - 10; G. P. Coughlan - 4; and D. A. Thompson - 23.

- --------------------------------------------------------------------------------

Compensation of Directors

Employees of the corporation are not compensated for serving on the board or on board committees. Non-employee directors are compensated under the Abbott Laboratories Non-Employee Directors' Fee Plan in the amounts of $4,167 for each month of service as director and $667 for each month of service as chairman of a board committee ($1,600 for each month of service as chairman of the executive committee).

Fees earned under this Plan are paid in cash to the director, or deferred (as a non-funded obligation of the corporation or paid into a secular trust established by the director) until payments commence (generally at age 65 or upon retirement from the board of directors). If the fees are deferred, the director may elect to have the fees credited to a stock equivalent account under which the fees accrue the same return they would have earned if invested in common shares of the corporation. Interest is accrued annually on deferred fees not credited to a stock equivalent account.

Under the Plan, the corporation may grant a director who retires from the board a retirement benefit, and such benefit will be payable to the surviving spouse of any director who dies while serving as a director. The retirement benefit consists of payment of an amount equal to the monthly director's fee in effect on the date the director retires (or, for a director who dies, the fee in effect on the date of death) for a period equal to his or her service on the board to a maximum of 120 months. In return for the retirement benefit, the director agrees to provide consulting services to the board.

Under the Abbott Laboratories 1991 Incentive Stock Program, each non-employee director who is elected to the board of directors at the annual shareholder meeting receives a restricted stock award with a fair market value on the date of the award closest to, but not exceeding, twenty thousand dollars. In 1994, this was 698 shares. The shares are nontransferable prior to termination, retirement from the board, death, or a change in control of the corporation. The non-employee directors are entitled to vote the shares and receive all dividends paid on the shares.

In 1994, K. F. Austen, a non-employee director, performed services for the corporation pursuant to a consulting agreement in the areas of research and development, new technology and immunopharmacology. The consulting agreement, which expires on March 31, 1998, provides that the fees he earns under the agreement may receive the same treatment as fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan. In 1994, Dr. Austen received $50,000 for his consulting services.

- --------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

The persons who served as members of the compensation committee of the corporation's board of directors during 1994 are named on page 3, "Committees of the Board of Directors."

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Performance Graph

The following graph compares the change in the corporation's cumulative total shareholder return on its common shares with the Standard and Poor's 500 Stock Index and the Standard and Poor's Healthcare Composite Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      COMPANY/INDEX          DEC-89     DEC-90     DEC-91     DEC-92     DEC-93     DEC-94
S&P 500 Index                  100.00      96.90     126.42     136.05     149.76     151.74
Abbott Laboratories            100.00     135.24     210.87     189.49     189.36     213.87
Health Care Composite          100.00     117.45     180.89     151.42     138.70     156.89

- --------------------------------------------------------------------------------

Security Ownership of Officers and Directors

The table below reflects the numbers of common shares beneficially owned by the directors, the named officers, and all directors and executive officers of the corporation as a group as of January 31, 1995. It also reflects the number of equivalent stock units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan described on page 12 and by K. F. Austen under the consulting agreement described on page 12.

- ---------------------------------------------------------------------
                                   SHARES BENEFICIALLY
                                    OWNED, EXCLUDING       EQUIVALENT
NAME                                 OPTIONS (1)(2)       STOCK UNITS
- ---------------------------------------------------------------------
K. Frank Austen, M.D.                      9,826               4,529
- ---------------------------------------------------------------------
Duane L. Burnham                         418,301                   0
- ---------------------------------------------------------------------
Paul N. Clark                            105,197                   0
- ---------------------------------------------------------------------
Gary P. Coughlan                          78,196(3)                0
- ---------------------------------------------------------------------
H. Laurance Fuller                        13,894              13,582
- ---------------------------------------------------------------------
The Lord Hayhoe PC                         6,094                   0
- ---------------------------------------------------------------------
Thomas R. Hodgson                        412,785                   0
- ---------------------------------------------------------------------
Allen F. Jacobson                          3,488               2,858
- ---------------------------------------------------------------------
David A. Jones                           146,890              38,115
- ---------------------------------------------------------------


- ---------------------------------------------------------------------
                                   SHARES BENEFICIALLY
                                    OWNED, EXCLUDING       EQUIVALENT
NAME                                 OPTIONS (1)(2)       STOCK UNITS
- ---------------------------------------------------------------------
Boone Powell, Jr.                         10,226              22,269
- ---------------------------------------------------------------------
Addison Barry Rand                         3,863                   0
- ---------------------------------------------------------------------
W. Ann Reynolds, Ph.D.                    12,479              22,893
- ---------------------------------------------------------------------
William D. Smithburg                      17,908              36,127
- ---------------------------------------------------------------------
David A. Thompson                        137,996                   0
- ---------------------------------------------------------------------
John R. Walter                             6,826               9,248
- ---------------------------------------------------------------------
William L. Weiss                          21,426               4,447
- ---------------------------------------------------------------------
All directors and executive
officers as a group (34
persons) (3)(4)                        2,440,198             154,068
- ---------------------------------------------------------------

TABLE FOOTNOTES

(1) The number of unexercised option shares which were exercisable within 60 days after January 31, 1995 were: D. L. Burnham, 271,670; T. R. Hodgson, 136,672; P. N. Clark, 162,728; G. P. Coughlan, 107,110; D. A. Thompson,
    239,376; and all executive officers as a group (23 persons), 2,154,572.

(2) The table includes the shares held in the named officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: D. L. Burnham, 4,934;
    T. R. Hodgson, 25,653; P. N. Clark, 2,992; G. P. Coughlan, 3,280; and D. A. Thompson, 33,908. Each officer has shared voting power and sole investment power with respect to the shares held in his account.

(3) G. P. Coughlan is a trustee of the Abbott Laboratories Stock Retirement Trust and has shared voting power with respect to all of the common shares owned by that trust. He is also a director of the Abbott Laboratories Fund and has shared voting and investment power with respect to all of the common shares owned by the fund. The table does not include the shares held by either the trust or the fund. As of January 31, 1995 the Abbott Laboratories Stock Retirement Trust owned 65,804,166 shares (8.2%) of the outstanding shares of the corporation; and the Abbott Laboratories Fund owned 1,085,640 shares (.1%) of the outstanding shares of the corporation.

(4) Excluding G. P. Coughlan's shared voting and/or investment power over the shares held by the Abbott Laboratories Stock Retirement Trust and the Abbott Laboratories Fund, (see footnote 3) the directors and executive officers as a group together own beneficially less than one percent of the outstanding shares of the corporation.

- --------------------------------------------------------------------------------
13

- ---------------------------------------------------------------

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

The corporation believes that during 1994 its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 except as described below. Richard Morehead, an officer of the corporation, filed one late report. Mr. Morehead amended his 1993 Form 5 to report that his son acquired 7 shares and his daughter acquired 6 shares in 1993 through their participation in the Abbott Laboratories Dividend Reinvestment Plan. John Kringel, an officer of the corporation, filed three late Form 4's, each reporting a single additional transaction. One reported a sale of 40 shares by his son. One reported a transfer of shares from his wife's account to his account. One reported a sale of 1,200 shares by a trust of which he is a co-trustee.

- --------------------------------------------------

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
(ITEM NO. 2 ON PROXY CARD)

The bylaws of the corporation provide that, upon the recommendation of the audit committee, the board of directors shall appoint annually a firm of independent public accountants to serve as auditors, and that such appointment shall be submitted for ratification by the shareholders at the Annual Meeting. The board has appointed Arthur Andersen LLP to act as auditors for the current year. This firm has served as auditors of the corporation since 1963. The board of directors recommends a vote FOR ratification of the selection of Arthur Andersen LLP as independent public accountants for 1995.

Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

- --------------------------------------------------

SHAREHOLDER PROPOSALS

A shareholder proposal is included in this proxy statement. The corporation is advised that the proposal will be presented for action at the Annual Meeting. The proposed resolution and statement made in support thereof are presented below. The names and addresses of the shareholders submitting the proposal will be furnished by the corporation to any person requesting such information. The board of directors recommends that you vote AGAINST the proposal.

- --------------------------------------------------

SHAREHOLDER PROPOSAL ON INFANT FORMULA
(ITEM NO. 3 ON PROXY CARD)

WHEREAS - the misuse of infant formula is a serious health problem. When formula is mixed with impure water or inadequate amounts of formula are used in preparation, infants often become sick and many die. In fact UNICEF's Director, James Grant has estimated that over one million babies lives could be saved annually if their mothers breastfed instead of bottlefed. Thus, it is vitally important that infant formula companies do not engage in marketing or promotion practices which undermine breast-feeding and promote formula instead. We are pleased that our company has stated publicly that it endorses breast-feeding as the superior form of infant nutrition and is committed to the principle that its marketing practices do not discourage breast-feeding.

Hiroshi Nakajima, M.D., Ph.D., Director-General of the World Health Organization
(WHO) and James P. Grant, Executive Director of UNICEF urge that infant formula companies, "within the context of legal instruments and requirements within countries, comply with the principles of the International Code (of Marketing for Breast-Milk Substitutes) in all countries to the fullest extent possible."

Dr. Nakajima and Mr. Grant further state that "adherence to the International Code of Marketing of Breast-Milk Substitutes in its entirety in all countries is a minimum requirement and only one of several important actions required in order to protect healthy practices in respect of infant and young child feeding."

However, Abbott Ross has still not ended its practice of providing free supplies of formula to hospitals as a marketing tool to encourage that hospital to buy Ross formula unless forbidden to do so by government regulation. This is a clear Code violation. In addition, Abbott continues to face other complaints that it internationally violates the Code.

Our company also faces domestic controversy re: infant formula price fixing and paid $140 million in settlement of a court case, and faces other cases that could be very costly.

THEREFORE be it resolved that the shareholders request the board of directors to endorse and implement, within any country's legal context, the International Code of Marketing for Breast-Milk Substitutes wherever it sells infant formula.

- --------------------------------------------------------------------------------

- --------------------------------------------------

PROPONENTS' STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL ON INFANT FORMULA

Adopted by the World Health Assembly in 1981 to protect infant health from inappropriate commercial pressures, the WHO/UNICEF Code is a reasonable standard and minimum requirement for infant formula industry behavior.

Addressing the "universality of the Code," Dr. Hiroshi Nakajima, M.D., Director-General of the World Health Organization (WHO), says there is NO label such as developed or developing when it comes to promoting breast-feeding. He says the Code has "universal relevance."

"Breast is best" means the preferred feeding for infants in all countries. There should be no national boundaries for the best nutrition and healthiest babies. We want Abbott to commit to following the Code wherever it does business.

We ask you to support this resolution requesting that company policy be consistent with internationally agreed upon health care practices and the aim of the Code "to promote and protect breast-feeding."

- --------------------------------------------------

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL ON INFANT FORMULA
(ITEM NO. 3 ON PROXY CARD)

Your board of directors opposes the shareholder proposal, and recommends that you vote AGAINST the proposal.

Abbott believes that its marketing of infant formula is extremely responsible. Abbott follows the WHO Code in its entirety in developing countries. Further, Abbott has instructed its international affiliate management to eliminate free and low cost supplies to institutions whenever government legislation has been passed, whenever a hospital or group of hospitals request elimination of free supplies, or whenever common business practice in a local area follows that pattern.

Worldwide, Abbott supports breastfeeding as the best source of nutrition for infants.

Your board of directors recommends that you vote AGAINST the proposal.

- --------------------------------------------------

DATE FOR RECEIPT OF 1996 SHAREHOLDER PROPOSALS

Shareholder proposals for presentation at the 1996 Annual Meeting must be received by the corporation no later than November 14, 1995 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 1996 meeting.

- --------------------------------------------------

OTHER MATTERS

Over the course of the past year, the corporation has advanced defense costs on behalf of a number of current and former officers and directors in connection with ABBOTT LABORATORIES DERIVATIVE LITIGATION. This is a consolidated shareholder derivative action instituted in May and June of 1993 against all of the corporation's present directors (other than Allen F. Jacobson) and a former executive officer that is pending in the Circuit Court of Cook County, Illinois. The complaint seeks to hold the defendants liable for an amount exceeding $140 million, in connection with the corporation's settlement of certain antitrust litigation arising out of its marketing of infant formula, plus additional unspecified damages, on the ground that the defendants had a duty to prevent or correct the conduct that gave rise to the underlying claims. In addition, on April 29, 1994, the board of directors adopted resolutions indemnifying, to the extent necessary, the individual defendants in connection with the settlement of MORSE V. ABBOTT LABORATORIES, ROBERT A. SCHOELLHORN, DUANE L. BURNHAM ET. AL.

- --------------------------------------------------

PROCEDURE FOR RECOMMENDATION AND NOMINATION OF DIRECTORS AND TRANSACTION OF BUSINESS AT ANNUAL MEETINGS

A shareholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the chairman of the nominations committee or the secretary of the corporation. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve.

A shareholder may directly nominate persons for director only by complying with the following procedure: the shareholder must submit the names of such persons in writing to the secretary of the corporation not earlier than the October 1 nor later than the February 15 prior to the date of the Annual Meeting. The nominations must be accompanied by a statement setting forth the name, age, business address, residence address, principal occupation, qualifications, and number of shares of the corporation owned by the nominee and the name, record address, and number of shares of the corporation owned by the shareholder making the nomination.

A shareholder may properly bring business before the Annual Meeting of Shareholders only by complying with the following procedure: the shareholder must submit to the secretary of the corporation, not earlier than the October 1 nor later than the February 15 prior to the date of the Annual Meeting, a written statement describing the business to be discussed, the reasons for conducting such business at the Annual Meeting, the name, record address, and number of shares of the corporation owned by the shareholder making the submission, and a description of any material interest of the shareholder in such business.

- --------------------------------------------------------------------------------
15

- --------------------------------------------------------------------------------

GENERAL

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to sign and return their proxy card in the enclosed business reply envelope.

The Annual Meeting will be held at the corporation's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. If you plan to attend the meeting, please complete and return the reservation form. An admission card will be sent to you.

                                         By order of the board of directors.

                                         JOSE M. DE LASA
                                         SECRETARY

- --------------------------------------------------------------------------------

   [LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-3500 U.S.A.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

MEETING DATE
APRIL 28, 1995

 YOUR VOTE IS IMPORTANT!
 Please sign and promptly return your
 proxy in the enclosed envelope.

  RESERVATION FORM FOR ANNUAL MEETING

  I am a shareholder of Abbott Laboratories and plan to attend the Annual Meeting to be held at the corporation's headquarters, 100 Abbott
  Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County,
  Illinois at 9:00  a.m. on  Friday, April  28,
  1995.
  Please send me an admission card.
  Name _________________________________________________________________________
                                   Please Print
  Address ______________________________________________________________________
  City __________________________ State ____ Zip Code __________________________
  Area code and phone number ___________________________________________________
  Please complete and return this form in the business reply envelope provided, if you plan to attend the meeting. If you hold your Abbott shares through a broker, it is suggested that you return this form directly to the corporation (rather than through your broker) to ensure timely receipt of an admission card.

- --------------------------------------------------------------------------------

                               ABBOTT LABORATORIES
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

     The undersigned, revoking previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 13, 1995 in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 28, 1995 at the corporation's headquarters, and hereby appoints DUANE L. BURNHAM and JOSE M. DE LASA, or either of them, proxy for the undersigned, with power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof.

     INSTRUCTIONS: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND AGAINST ITEM 3.

SEE REVERSE SIDE

(Important - Please sign and date on other side.)

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.

1.   Election of 13 Directors
Nominees: K.F. Austen, D.L. Burnham, H.L. Fuller, B.J. Hayhoe, T.R. Hodgson, A.F. Jacobson, D.A. Jones, B. Powell, Jr., A.B. Rand, W.A. Reynolds, W.D. Smithburg, J.R. Walter, and W.L. Weiss.

FOR / /  WITHHELD / /


- --------------------------------------------------
FOR, EXCEPT VOTE WITHHELD FROM THE ABOVE NOMINEES:


2.   Ratification of Arthur Andersen LLP as auditors.

FOR / /  AGAINST / /  ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST ITEM 3.

3.   Shareholder Proposal - Infant Formula.

FOR / /  AGAINST / /  ABSTAIN / /



MARK HERE
FOR ADDRESS
CHANGE AND
NOTE BELOW / /


Date:
     ---------------------------------------------

Signature(s):
             -------------------------------------

Signature(s):
             -------------------------------------


Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign. PLEASE READ OTHER SIDE BEFORE SIGNING.